UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

              Date of Report: (Date of Earliest Event Reported):
                               February 17, 1998

                           THE QUIZNO'S CORPORATION
            (Exact name of registrant as specified in its charter)

   Colorado                        000-23174                  84-1169286
(State or other jurisdiction      (Commission               (IRS Employer
    of incorporation)             File Number)            Identification No.)

           1099 18th Street, Suite 2850, Denver, Colorado,     80202
            (Address of principal executive offices)        (Zip Code)

        Registrant's telephone number, including area code:  (303) 291-0999

Item 5. Other Events.  Other event
Press release regarding doubling chain in 1997.

         Exhibit No.                    Description         Reg. S-K Item No.
-------------------------------    -----------------------  ----------------

*99.1                              Press release                 99



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


THE  QUIZNO'S  CORPORATION



Date:  February  18,  1998                    By:/s/  John  L.  Gallivan
       John  L.  Gallivan,  Chief
       Financial  Officer

                                 EXHIBIT INDEX


          Exhibit No.                   Description       Reg. S-K Item No.
-------------------------------     ---------------------  ---------------

*99.1                                   Press release         1